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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas (Address of principal executive offices)	78217 (Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

Item 5.    Other Events.

        On August 5, 2004, Pioneer Drilling Company, WEDGE Energy Services, L.L.C. ("WEDGE"), Michael E. Little and William H. White (together with WEDGE and Mr. Little, the "Selling Shareholders") entered into an Underwriting Agreement with Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C., Sterne Agee & Leach, Inc., Brean Murray & Co., Inc., Pritchard Capital Partners, LLC and Stifel, Nicolaus & Company, Incorporated (the "Underwriters"), relating to the underwritten public offering of (1) up to 4,600,000 shares (the "Company Shares") of the Company's common stock, par value $0.10 per share (the "Common Stock"), including 600,000 shares which may be purchased pursuant to the Underwriters' over-allotment option, to be sold by Pioneer and (2) up to 6,419,320 shares (the "Shareholder Shares," and together with the Company Shares, the "Shares") of Common Stock, including 837,302 shares which may be purchased pursuant to the Underwriters' over-allotment option, to be sold by the Selling Shareholders.

        The Shares will be issued under a registration statement on Form S-1 (Registration No. 333-117279) initially filed with the Securities and Exchange Commission on July 9, 2004 under the Securities Act of 1933, as amended (the "Securities Act"), and a registration statement on Form S-1 (Registration No. 333-117976) filed with the Securities and Exchange Commission on August 6, 2004 pursuant to Rule 462(b) under the Securities Act.

        WEDGE and Mr. White have agreed to convert the entire $28 million aggregate outstanding principal amount of Pioneer's 6.75% Convertible Subordinated Debentures (the "Debentures"), which they hold, into 6,496,519 shares of Common Stock immediately prior to the closing of the offering. WEDGE holds $27 million in aggregate principal amount of the Debentures, which are convertible into 6,264,501 shares of Common Stock. Mr. White holds $1 million in aggregate principal amount of the Debentures, which are convertible into 232,018 shares of Common Stock. WEDGE, Mr. White and Mr. Little are selling 5,000,000 shares, 232,018 shares and 350,000 shares, respectively in the offering. WEDGE may sell up to an additional 837,302 shares, if the underwriters exercise their over-allotment option.

        Chesapeake Energy Corporation has indicated that it will exercise its preemptive rights to acquire 631,133 shares (725,803 shares if the underwriters exercise their over-allotment option in full) in the offering. The Underwriters have agreed to repay to us any discounts and commissions they receive that are applicable to those shares.

        A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

        1.1   Underwriting Agreement dated as of August 5, 2004, between Pioneer Drilling Company, the selling shareholders listed therein, and Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C., Sterne Agee & Leach, Inc., Brean Murray & Co., Inc., Pritchard Capital Partners, LLC and Stifel, Nicolaus & Company, Incorporated.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer

Date: August 6, 2004

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement dated as of August 5, 2004, between Pioneer Drilling Company, the selling shareholders listed therein, and Jefferies & Company, Inc., Raymond James & Associates, Johnson Rice & Company L.L.C., Sterne Agee & Leach, Inc., Brean Murray & Co., Inc., Pritchard Capital Partners, LLC and Stifel, Nicolaus & Company, Incorporated.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX